UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 27, 2003

APPLICA INCORPORATED

(Exact name of Registrant as specified in its charter)

Commission File Number 1-10177

Florida	59-1028301

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

5980 Miami Lakes Drive, Miami Lakes, Florida	33014

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 362-2611

Item 5. Other Events and Required FD Disclosure.

     On October 27, 2003, Applica Incorporated issued a press release announcing its product program with The Procter & Gamble Company. The first two products developed under this program will be launched in 2004. A copy of the press release is attached as Exhibit 99.1 to this report.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 27, 2003	Applica Incorporated

By: /s/ Terry Polistina

Terry Polistina, Senior Vice President and Chief Financial Officer of Applica Incorporated

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Exhibit Index

Exhibit No	Description

99.1	Applica Incorporated Press Release dated October 27, 2003

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